Exhibit 99.1

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Portfolio Overview
Second Quarter 2013

Table of Contents

Introduction to Portfolio Overview	1

Investment During the Quarter	1

Investments Following the Quarter	1

Dispositions During the Quarter	2

Dispositions Following the Quarter	2

Portfolio Overview	3

Revolving Line of Credit	5

Performance Analysis	5

Transactions with Related Parties	7

Financial Statements	8

Forward Looking Statements	12

Additional Information	12

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

As of October 18, 2013

Introduction to Portfolio Overview

We are pleased to present ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.’s (the “Fund”) Portfolio Overview for the quarter ended June 30, 2013.  References to “we,” “us,” and “our” are references to the Fund, references to the “General Partner” are references to the general partner of the Fund, ICON GP 14, LLC, and references to the “Investment Manager” are references to the investment manager of the Fund, ICON Capital, LLC.

The Fund makes investments in companies that utilize equipment and other corporate infrastructure (collectively, “Capital Assets”) to operate their businesses. These investments are primarily structured as debt and debt-like financings (such as loans and leases) that are collateralized by Capital Assets.

The Fund raised $257,646,987 commencing with our initial offering on May 18, 2009 through the closing of our offering on May 18, 2011.  During our operating period, we will invest our offering proceeds and cash generated from operations in Capital Assets.  Following our operating period, we will enter our liquidation period, during which time the loans and leases we own will mature or be sold in the ordinary course of business.

Investments During the Quarter

The Fund made the following investment during the quarter ended June 30, 2013:

Ardmore Shipholding Limited
Investment Date:	04/02/2013	Collateral:	Two chemical tanker vessels acquired for $37,100,000.
Structure:	Lease
Expiration Date:	04/30/2018
Purchase Price:	$37,100,000
Equity Invested:	$3,983,000

Investments Following the Quarter

The Fund made the following investments after the quarter ended June 30, 2013:

Go Frac, LLC
Investment Date:	07/22/2013	Collateral:	Oil well fracking, cleaning and servicing equipment acquired for $165,000.
Structure:	Lease
Expiration Date:	04/30/2017
Purchase Price:	$165,000
Equity Invested:	$63,000

Cenveo Corporation
Investment Date:	9/16/2013	Collateral:	Printing, folding and packaging equipment used in the production of commercial envelopes valued at $29,123,000.
Structure:	Loan
Expiration Date:	10/1/2018
Facility Amount:	$20,000,000
Equity Invested:	$9,000,000

Sargeant Marine, Inc.
Investment Date:	9/25/2013	Collateral:	Asphalt carrier vessel valued at $21,600,000.
Structure:	Loan
Expiration Date:	12/31/2018
Facility Amount:	$4,000,000
Equity Invested:	$2,200,000

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Dispositions During the Quarter

The Fund disposed of the following investments during the quarter ended June 30, 2013:

Kanza Construction, Inc.
Structure:	Loan	Collateral:	Trucks, trailers, cranes, crawlers and excavators used in railroad services business.
Disposition Dates:	Various through 04/10/2013
Equity Invested:	$7,500,000
Total Proceeds Received:	$4,837,000*
* Due to Kanza’s failure to meet certain payment obligations, the collateral was repossessed and sold. Although a substantial portion of the loan has been recovered, the Fund continues to pursue all legal remedies to obtain payment of the outstanding loan balance.

Atlas Pipeline Mid-Continent, LLC
Structure:	Lease	Collateral:	Natural gas compressors.
Disposition Date:	05/30/2013
Equity Invested:	$5,084,000
Total Proceeds Received:	$7,486,000

Dispositions Following the Quarter

The Fund made the following dispositions after the quarter ended June 30, 2013:

EMS Enterprise Holdings, LLC
Structure:	Loan	Collateral:	Metal cladding equipment consisting of furnaces, rolling mills, winders, slitters and production lines.
Disposition Date:	09/03/2013
Equity Invested:	$4,800,000
Total Proceeds Received:	$6,691,000

Platinum Energy Solutions, Inc.
Structure:	Loan	Collateral:	Oil well fracking, cleaning and servicing equipment.
Disposition Date:	10/04/2013
Equity Invested:	$8,700,000
Total Proceeds Received:	$9,577,000

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Portfolio Overview

As of June 30, 2013, our portfolio consisted of the following investments:

Frontier Oilfield Services, Inc.
Structure:	Loan	Collateral:	Saltwater disposal wells and related equipment.
Expiration Date:	02/01/2018

ION Geophysical, Inc.
Structure:	Loan	Collateral:	Analog seismic system equipment.
Expiration Date:	08/01/2014

EMS Enterprise Holdings, LLC			Metal cladding equipment consisting of furnaces, rolling mills, winders, slitters and production lines.
Structure:	Loan	Collateral:
Expiration Date:	09/01/2014

Coach Am Group Holdings Corp.
Structure:	Lease	Collateral:	Motor coach buses.
Expiration Date:	05/31/2015

Go Frac, LLC
Structure:	Lease	Collateral:	Oil well fracking, cleaning and servicing equipment.
Expiration Date:	11/30/2016

Western Drilling Inc.
Structure:	Loan	Collateral:	Oil and drilling rigs.
Expiration Date:	08/01/2016

Palmali Holding Company Limited
Structure:	Loan	Collateral:	Two Aframax tanker vessels.
Expiration Dates:	07/28/2016 09/14/2016

SAExploration Holdings, Inc.
Structure:	Loan	Collateral:	Seismic imaging equipment.
Expiration Date:	11/28/2016

NTS, Inc.
Structure:	Loan	Collateral:	Telecommunications equipment.
Expiration Date:	07/01/2017

Superior Tube Company, Inc.
Structure:	Loan	Collateral:	Equipment and related inventory used in oil field services business.
Expiration Date:	10/01/2017

Jurong Aromatics Corporation Pte. Ltd.			Equipment, plant, and machinery associated with the condensate splitter and aromatics complex located on Jurong Island, Singapore.
Structure:	Loan	Collateral:
Expiration Date:	01/16/2021

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Portfolio Overview (continued)

Höegh Autoliners Shipping AS
Structure:	Lease	Collateral:	A car carrier vessel.
Expiration Date:	12/21/2020

VAS Aero Services, LLC
Structure:	Loan	Collateral:	Aircraft engines and related parts.
Expiration Date:	10/06/2014

AET, Inc. Limited
Structure:	Lease	Collateral:	Two Aframax tankers and two Very Large Crude Carriers.
Expiration Dates:	03/29/2014 03/29/2021

Exopack, LLC
Structure:	Lease	Collateral:	Film extrusion line and flexographic printing presses.
Expiration Dates:	07/31/2014 09/30/2014

Platinum Energy Solutions, Inc.
Structure:	Loan	Collateral:	Oil well fracking, cleaning and servicing equipment.
Expiration Date:	01/01/2017

Geden Holdings Limited
Structure:	Lease	Collateral:	A crude oil tanker and two supramax bulk carrier vessels.
Expiration Dates:	06/21/2016 09/30/2017

Ezra Holdings Limited
Structure:	Lease	Collateral:	Offshore support vessel.
Expiration Date:	06/03/2021

Global Crossing Telecommunications, Inc.
Structure:	Lease	Collateral:	Telecommunications equipment.
Expiration Dates:	02/28/2014 06/30/2014

Heniff Transportation Systems, LLC
Structure:	Loan	Collateral:	Tractors, stainless steel tank trailers and related equipment.
Expiration Date:	08/31/2016

Ardmore Shipholding Limited
Structure:	Lease	Collateral:	Two chemical tanker vessels.
Expiration Date:	04/30/2018

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Revolving Line of Credit

On May 10, 2011, we entered into a loan agreement with California Bank & Trust (“CB&T”) for a revolving line of credit of up to $15,000,000 (the “Facility”), which is secured by all of our assets not subject to a first priority lien. Amounts available under the Facility are subject to a borrowing base that is determined, subject to certain limitations, on the present value of the future receivables under certain loans and lease agreements in which we have a beneficial interest.

The Facility has been extended through March 31, 2015. The interest rate on general advances under the Facility is CB&T’s prime rate. We may elect to designate up to five advances on the outstanding principal balance of the Facility to bear interest at the London Interbank Offered Rate plus 2.5% per year. In all instances, borrowings under the Facility are subject to an interest rate floor of 4.0% per year. In addition, we are obligated to pay an annualized 0.5% fee on unused commitments under the Facility.  At June 30, 2013, we had $3,000,000 outstanding under the Facility. On September 9, 2013, we borrowed an additional $7,500,000 under the Facility. On October 8, 2013, we repaid $9,000,000.

Performance Analysis

Capital Invested as of June 30, 2013	$276,648,279
Leverage Ratio	1.04:1*
% of Receivables Collected in the Quarter Ended June 30, 2013	96.36%**
*    Leverage ratio is defined as total liabilities divided by total equity.
**  Collections as of October 7, 2013. The uncollected receivables relate to our investment with Western Drilling Inc.

One of our objectives is to provide cash distributions to our partners.  In order to assess our ability to meet this objective, unaffiliated broker dealers, third party due diligence providers and other members of the investing community have requested that we report a financial measure that can be reconciled to our financial statements and can be used to assess our ability to support cash distributions from our business operations.  We refer to this financial measure as cash available from our business operations, or CABO.  CABO is not equivalent to our net operating income or loss as determined under GAAP.  Rather, it is a measure that may be a better financial measure for an equipment fund because it measures cash generated by investments, net of management fees and expenses, during a specific period of time.  We define CABO as the net change in cash during the period plus distributions to partners and investments made during such period, less the debt proceeds used to make such investments and the activity related to the Facility, as well as the net proceeds from equity raised through the sale of interests during such period.

We believe that CABO may be an appropriate supplemental measure of an equipment fund’s performance because it is based on a measurement of cash during a specific period that excludes cash from non-business operations, such as distributions, investments and equity raised.

Presentation of this information is intended to assist unaffiliated broker dealers, third party due diligence providers and other members of the investing community in understanding the Fund’s ability to support its distributions from its business operations. It should be noted, however, that no other equipment funds calculate CABO, and therefore comparisons with other equipment funds are not meaningful.  CABO should not be considered as an alternative to net income (loss) as an indication of our performance or as an indication of our liquidity.  CABO should be reviewed in conjunction with other measurements as an indication of our performance.

Cash Available from Business Operations, or CABO, is the cash generated by investments during a specific period of time, net of fees and expenses, excluding distributions to partners, net equity raised and investments made.

Net Change in Cash per GAAP Cash Flow Statement	Business Operations Net cash flow generated by our investments, net of fees and expenses (CABO)	Non-Business Operations Net Equity Raised Cash expended to make Investments and Distributions to Members

As indicated above, the total net change in cash is the aggregate of the net cash flows from Business Operations and the net cash flows from Non-Business Operations.  By taking the total net change in cash and removing the cash activity related to Non-Business Operations (distributions, investments and equity raised), the amount remaining is the net cash available from Business Operations (net cash flows generated by investments, net of fees and expenses).

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Performance Analysis (continued)

In summary, CABO is calculated as:

Net change in cash during the period per the GAAP cash flow statement
+ distributions to Partners during the period
+ investments made during the period
- debt proceeds to be specifically used to make an investment
- net proceeds from the sale of Interests during the period

= CABO

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.
Cash Available from Business Operations
for the Period January 1, 2013 to June 30, 2013

Cash Balance at January 1, 2013	$18,719,517
Cash Balance at June 30, 2013	$7,322,150
Net Change in Cash		$(11,397,367)
Add Back:
Distributions Paid to Partners from January 1, 2013 through June 30, 2013		$10,457,571
Investments made during the Period
Investments in Notes Receivable	$5,136,783
Investments in Joint Ventures	$7,913,572
		$13,050,355
Deduct:
Debt proceeds used specifically for Investments and activity related to the Facility		$3,000,000
Cash available from Business Operations (CABO)		$9,110,559	(1)

(1) Cash available from business operations includes the collection of principal and interest from our investments in notes receivable and finance leases. Distributions paid to Partners and CABO for the period January 1, 2012 to December 31, 2012 were $20,915,527 and $57,065,243, respectively.

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Transactions with Related Parties

We have entered into certain agreements with our General Partner, our Investment Manager, and ICON Securities, LLC (“ICON Securities”), a wholly-owned subsidiary of our Investment Manager and the dealer manager of our offering, whereby we pay certain fees and reimbursements to these parties.  ICON Securities was entitled to receive a 3% underwriting fee from the gross proceeds from sales of our limited partnership interests, of which up to 1% may be paid to unaffiliated broker-dealers as a fee for their assistance in marketing the Fund and coordinating sales efforts.
In addition, we reimbursed our General Partner and its affiliates for organizational and offering expenses incurred in connection with our organization and offering.  The reimbursement of these expenses was capped at the lesser of 1.44% of the gross offering proceeds (assuming all of our limited partnership interests were sold in the offering) and the actual costs and expenses incurred by our General Partner and its affiliates.

We pay or paid our Investment Manager (i) a management fee equal to 3.5% of the gross periodic payments due and paid from our investments, and (ii) acquisition fees, through the end of the operating period, equal to 2.5% of the total purchase price (including indebtedness incurred or assumed and all fees and expenses incurred in connection therewith) of, or the value of the Capital Assets secured by or subject to, our investments. For a more detailed analysis of the fees payable to our Investment Manager, please see the Fund’s prospectus. In connection with the investments made for the period January 1, 2013 through the date of this report, we paid our Investment Manager aggregate acquisition fees in the amount of approximately $1,550,000.

Our General Partner and its affiliates also perform certain services relating to the management of our portfolio.  Such services include, but are not limited to, credit analysis and underwriting, receivables management, portfolio management, accounting, financial and tax reporting, and remarketing and marketing services.

In addition, our General Partner and its affiliates are reimbursed for administrative expenses incurred in connection with our operations.  Administrative expense reimbursements are costs incurred by our General Partner or its affiliates that are necessary to our operations.

Our General Partner also has a 1% interest in our profits, losses, cash distributions and liquidation proceeds.  We paid distributions to our General Partner of $52,288 and $104,576 for the three and six months ended June 30, 2013, respectively.  We paid distributions to our General Partner of $52,289 and $104,578 for the three and six months ended June 30, 2012, respectively.  Additionally, our General Partner’s interest in our net income was $58,172 and $111,362 for the three and six months ended June 30, 2013, respectively. Our General Partner’s interest in our net (loss) income was $(14,850) and $37,837 for the three and six months ended June 30, 2012, respectively.

Fees and other expenses paid or accrued by us to our General Partner or its affiliates were as follows:

			Three Months Ended June 30,		Six Months Ended June 30,
Entity	Capacity	Description	2013	2012	2013	2012
ICON Capital, LLC	Investment Manager	Acquisition fees (1)	$297,000	$72,928	$1,232,207	$1,563,596
ICON Capital, LLC	Investment Manager	Management fees (2)	462,140	883,818	963,045	1,459,506
ICON Capital, LLC	Investment Manager	Administrative expense reinbursements (2)	493,359	1,535,521	1,111,527	2,325,786
			$1,252,499	$2,492,267	$3,306,779	$5,348,888

(1) Amount capitalized and amortized to operations.
(2) Amount charged directly to operations.

At June 30, 2013, we had a net payable of $82,292 due to our General Partner and its affiliates that primarily consisted of payables due to an affiliate related to such affiliate’s noncontrolling interest in a joint venture with us. At December 31, 2012, we had a net payable of $28,617 due to our General Partner and its affiliates that primarily consisted of administrative expense reimbursements.

Your participation in the Fund is greatly appreciated.

We are committed to protecting the privacy of our investors in compliance with all applicable laws. Please be advised that, unless required by a regulatory authority such as FINRA or ordered by a court of competent jurisdiction, we will not share any of your personally identifiable information with any third party.

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.
(A Delaware Limited Liability Company)
Financial Statements
Consolidated Balance Sheets

	June 30, 2013 (unaudited)	December 31, 2012
Assets
Cash and cash equivalents	$7,322,150	$18,719,517
Restricted cash	9,077,664	6,838,606
Net investment in finance leases	135,924,133	140,272,169
Leased equipment at cost (less accumulated depreciation
of $36,679,538 and $28,994,563, respectively)	154,255,671	161,940,646
Net investment in notes receivable	93,822,696	90,285,675
Note receivable from joint venture	2,553,206	2,442,457
Investment in joint ventures	13,817,654	5,568,255
Other assets	8,153,481	7,010,832
Total assets	$424,926,655	$433,078,157
Liabilities & Equity
Liabilities:
Non-recourse long-term debt	$190,125,699	$200,660,283
Derivative financial instruments	7,606,786	11,395,234
Deferred revenue	3,176,060	3,396,115
Revolving line of credit, recourse	3,000,000	-
Due to General Partner and affiliates, net	82,292	28,617
Accrued expenses and other liabilities	12,851,140	11,528,886
Total liabilities	216,841,977	227,009,135

Commitments and contingencies

Equity:
Partners' equity:
Limited partners	195,076,038	194,412,829
General Partner	(352,728)	(359,514)
Total partners' equity	194,723,310	194,053,315
Noncontrolling interests	13,361,368	12,015,707
Total equity	208,084,678	206,069,022
Total liabilities & equity	$424,926,655	$433,078,157

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.
(A Delaware Limited Liability Company)
Financial Statements
Consolidated Statements of Operations

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Revenue:
Finance income	$5,367,229	$6,648,576	$11,832,761	$13,438,393
Rental income	7,211,599	7,916,683	14,423,198	15,823,400
Income (loss) from investment in joint ventures	385,042	(84,670)	595,809	(227,732)
Other income (loss)	82,903	(11,235)	130,369	65,731
Total revenue	13,046,773	14,469,354	26,982,137	29,099,792

Expenses:
Management fees	462,140	883,818	963,045	1,459,506
Administrative expense reimbursements	493,359	1,535,521	1,111,527	2,325,786
General and administrative	772,555	761,680	1,325,796	1,127,212
Credit loss	18,795	2,976,066	18,795	2,636,066
Depreciation	3,842,487	4,374,354	7,684,975	8,748,708
Interest	2,629,131	2,833,000	5,293,171	5,775,730
(Gain) loss on derivative financial instruments	(1,914,721)	2,693,172	(1,991,747)	2,922,747
Total expenses	6,303,746	16,057,611	14,405,562	24,995,755
Net income (loss)	6,743,027	(1,588,257)	12,576,575	4,104,037

Less: net income (loss) attributable to noncontrolling interests	925,817	(103,238)	1,440,370	320,359
Net income (loss) attributable to Fund Fourteen	$5,817,210	$(1,485,019)	$11,136,205	$3,783,678

Net income (loss) attributable to Fund Fourteen allocable to:
Limited partners	$5,759,038	$(1,470,169)	$11,024,843	$3,745,841
General Partner	58,172	(14,850)	111,362	37,837
	$5,817,210	$(1,485,019)	$11,136,205	$3,783,678

Weighted average number of limited
partnership interests outstanding	258,820	258,831	258,823	258,831

Net income (loss) attributable to Fund Fourteen
per weighted average limited partnership
interest outstanding	$22.25	$(5.68)	$42.60	$14.47

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.
(A Delaware Limited Liability Company)
Financial Statements
Consolidated Statements of Changes in Equity

	Partners' Equity
	Limited Partnership Interests	Limited Partners	General Partner	Total Partners' Equity	Noncontrolling Interests	Total Equity
Balance, December 31, 2012	258,827	$194,412,829	$(359,514)	$194,053,315	$12,015,707	$206,069,022

Net income	-	5,265,805	53,190	5,318,995	514,553	5,833,548
Cash distributions	-	(5,176,532)	(52,288)	(5,228,820)	(94,709)	(5,323,529)
Balance, March 31, 2013 (unaudited)	258,827	194,502,102	(358,612)	194,143,490	12,435,551	206,579,041

Net income	-	5,759,038	58,172	5,817,210	925,817	6,743,027
Repurchase of limited partnership interests	(11)	(8,639)	-	(8,639)	-	(8,639)
Cash distributions	-	(5,176,463)	(52,288)	(5,228,751)	-	(5,228,751)
Balance, June 30, 2013 (unaudited)	258,816	$195,076,038	$(352,728)	$194,723,310	$13,361,368	$208,084,678

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.
(A Delaware Limited Liability Company)
Financial Statements
Consolidated Statements of Cash Flows (unaudited)

	Six Months Ended June 30,
	2013	2012
Cash flows from operating activities:
Net income	$12,576,575	$4,104,037
Adjustments to reconcile net income to net cash provided by operating activities:
Finance income, net of costs and fees	(1,029,901)	558,719
(Income) loss from investment in joint ventures	(595,809)	227,732
Depreciation	7,684,975	8,748,708
Credit loss	18,795	2,636,066
Interest expense from amortization of debt financing costs	439,122	502,095
Interest expense, other	199,348	190,128
Other income	-	(22,562)
(Gain) loss on derivative financial instruments	(3,804,093)	1,054,019
Changes in operating assets and liabilities:
Restricted cash	(2,239,058)	(3,597,632)
Other assets, net	(1,221,858)	(1,635,067)
Accrued expenses and other liabilities	1,122,906	459,334
Deferred revenue	(220,055)	11,291
Due to General Partner and affiliates	53,675	(111,812)
Distributions from joint ventures	143,775	-
Net cash provided by operating activities	13,128,397	13,125,056
Cash flows from investing activities:
Proceeds from sale of leased equipment	641,942	-
Principal received on finance leases	3,277,512	3,988,396
Investment in joint ventures	(7,913,572)	(117,500)
Distributions received from joint ventures in excess of profits	116,207	211,772
Investment in notes receivable	(5,136,783)	(32,610,643)
Principal received on notes receivable	2,584,433	14,698,382
Net cash used in investing activities	(6,430,261)	(13,829,593)
Cash flows from financing activities:
Repayment of non-recourse long-term debt	(10,534,584)	(9,304,886)
Proceeds from revolving line of credit, recourse	3,000,000	-
Investment by noncontrolling interest	-	137,500
Distributions to noncontrolling interests	(94,709)	(487,157)
Cash distributions to partners	(10,457,571)	(10,457,852)
Repurchase of limited partnership interests	(8,639)	(4,486)
Net cash used in financing activities	(18,095,503)	(20,116,881)
Net decrease in cash and cash equivalents	(11,397,367)	(20,821,418)
Cash and cash equivalents, beginning of period	18,719,517	48,783,509
Cash and cash equivalents, end of period	$7,322,150	$27,962,091

Supplemental disclosure of cash flow information:
Cash paid for interest	$5,114,559	$6,292,184

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Forward Looking Statements

Certain statements within this document may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”).  These statements are being made pursuant to the PSLRA, with the intention of obtaining the benefits of the “safe harbor” provisions of the PSLRA, and, other than as required by law, we assume no obligation to update or supplement such statements.  Forward-looking statements are those that do not relate solely to historical fact.  They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events.  You can identify these statements by the use of words such as “may,” “will,” “could,” “anticipate,” “believe,” “estimate,” “expect,” “continue,” “further,” “plan,” “seek,” “intend,” “predict” or “project” and variations of these words or comparable words or phrases of similar meaning.  These forward-looking statements reflect our current beliefs and expectations with respect to future events and are based on assumptions and are subject to risks and uncertainties and other factors outside our control that may cause actual results to differ materially from those projected.  We undertake no obligation to update publicly or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Additional Information

“Total Proceeds Received,” as referenced in the sections entitled Dispositions During the Quarter and Dispositions Following the Quarter, does not include proceeds received to satisfy indebtedness incurred in connection with the investment, if any, or the payment of any fees or expenses with respect to such investment.

A detailed financial report on SEC Form 10-Q or 10-K (whichever is applicable) is available to you.  It is typically filed either 45 or 90 days after the end of a quarter or year, respectively.  Usually this means a filing will occur on or around March 31, May 15, August 14, and November 14 of each year.  It contains financial statements and detailed sources and uses of cash plus explanatory notes.  You are always entitled to these reports.  Please access them by:

•	Visiting www.iconinvestments.com, or

•	Visiting www.sec.gov, or

•	Writing us at: Angie Seenauth c/o ICON Investments, 3 Park Avenue, 36th Floor, New York, NY 10016

We do not distribute these reports to you directly in order to keep our expenses down as the cost of mailing this report to all investors is significant.  Nevertheless, the reports are immediately available upon your request.